Income taxes - Summary of Income Tax Expense (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Current taxes expense -
Current period	$ (76,630)	$ (45,561)	$ (8,892)
Adjustment for prior period	18	626	2,397
Current taxes expense, total	(76,612)	(44,935)	(6,495)
Deferred taxes expenses -
Origination and reversal of temporary differences	(20,393)	4,759	(3,991)
Total income tax	$ (97,005)	$ (40,176)	$ (10,486)